Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended Quarterly Report of MDSI Mobile Data Solutions Inc. (the "Company") on Form 10-Q/A for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Erik Dysthe, the President, Chief Executive Officer, Chairman of the Board and Director of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                    /s/ Erik Dysthe
                                    ------------------------------------------
                                    Erik Dysthe
                                    President, Chief Executive Officer,
                                    Chairman of the Board and Director
                                    March 30, 2004